SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) January 9, 1998
                                                         ---------------

                    American Consolidated Laboratories, Inc.
                    ----------------------------------------
             (Exact Name of Registrant as Specified on its Charter)


Florida                         000-18448           59-2624130
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(State or Other Jurisdiction   (Commission File     IRS Employer
  of Incorporation)              Number)            Identification No.


             1640 North Market Drive, Raleigh, North Carolina 27609
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (919) 872-0744
                                                          ---------------


                                       N/A
             ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 7, 1997, the Registrant entered into a loan agreement (the "Loan Agreement") with Sirrom Investments, Inc. ("Sirrom"), such loan secured by substantially all of the assets of the Registrant and its subsidiaries (the "Assets"). Sirrom subsequently gave notice of a default under the Loan Agreement, instituted foreclosure proceedings and held a public foreclosure sale on January 9, 1998 (the "Foreclosure Date") at which the Assets were sold. This Form 8-K is being filed with respect to the sale of the Assets.

         The Loan Agreement provided for the Registrant to borrow $1,575,000 at an interest rate of thirteen and one-half percent (13.5%) per annum (computed on the basis of a 360-day year), such interest payable on the first day of each month beginning in July 1997 until April 25, 2002, at which time the entire outstanding principal balance, together with all accrued and unpaid interest, was to become immediately due and payable in full. Concurrently with execution of the Loan Agreement, the Registrant also entered into a Security Agreement (the "Security Agreement") with NovaVision, Inc., Biopolymer Corporation, Salvatori Ophthalmic Manufacturing Corporation, S-O Nebraska, Inc., Wolcon Labs, Inc. and Carolina Contact Lens, Inc. (collectively, the "Grantors") and Sirrom (as agent pursuant to a certain Intercreditor Agreement of even date therewith by and between Tullis-Dickerson Capital Focus, L.P. ("TDCFLP"), Sirrom Investments, Inc. and the Grantors), pursuant to which the Registrant's obligations under the Loan Agreement and pursuant to its notes dated May 7, 1997 in principal amounts of 550,000 and 520,000 and held by TDCFLP and Sirrom, respectively, were secured by substantially all of the assets of both it and its subsidiaries. On September 30, 1997, the Registrant entered into First Amendment to Loan Documents, pursuant to which the Registrant became entitled to borrow an additional $850,000 and certain amendments were made to the Loan Agreement. After such date, the Registrant experienced financial difficulty, and, on December 19, 1997, Sirrom gave notice to the Registrant of a default under the Loan Agreement and of its intentions to conduct a public foreclosure sale on the Foreclosure Date. Public notice was published in accordance with applicable law beginning on December 31, 1997. At the Foreclosure Date, the balance outstanding secured by the Security Agreement exceeded $3,338,742.06. The high bid at the foreclosure sale, and the resulting sale price of the Assets, was $2,488,742.06.

ITEM 5.  OTHER EVENTS

         Effective January 9, 1998, upon disposition of substantially all of the Registrant's assets, all of the Registrant's officers and directors resigned their positions.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

         (c)  Exhibits.

                  The exhibits to this Form 8-K are listed in the accompanying Index to Exhibits.


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                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                    AMERICAN CONSOLIDATED LABORATORIES, INC.
                    (Registrant)



Date: January 9, 1997                        By: /s/ Kenneth C. Kirkham
                                                 ----------------------
                                                  Kenneth C. Kirkham
                                                  Chief Financial Officer






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                            INDEX TO EXHIBITS

         The following exhibits are filed as part of this report:

Exhibit No.           Description

*3(a)(1) Articles of Incorporation of the Registrant, as amended, filed as Exhibit 3(a) to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1997.

*3(a)(2) Articles of Merger of NovaVision, Inc. into NV Acquisition, Inc. dated April 7, 1997 filed as Exhibit 3(a)(2) to the Registrant's Current Report on Form 8-K dated May 7, 1997.

*3(b) Bylaws of the Registrant, as amended, filed as Exhibit 3(b) to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1997.

*4(a) Loan Agreement dated as of May 7, 1997 by and between the Registrant and Sirrom Investments, Inc.

*4(b) Joint and Several Unconditional Continuing Guaranty dated as of May 7, 1997 of Loan Agreement dated as of May 7, 1997 by the Registrant, NovaVision, Inc., Biopolymer Corporation, Salvatori Ophthalmic Manufacturing Corporation, S-O Nebraska, Inc., Wolcon Labs, Inc. and Carolina Contact Lens, Inc.

*4(c) Promissory Note dated May 7, 1997 by and between the Registrant and Sirrom Investments, Inc.

*4(d) Intercreditor Agreement dated as of May 7, 1997, among the Registrant, Sirrom Investments, Inc., TDCFLP, NovaVision, Inc., Biopolymer Corporation, Salvatori Ophthalmic Manufacturing Corporation, and Carolina Contact Lens, Inc.

*4(e) Security Agreement dated as of May 7, 1997, by and between the Registrant NovaVision, Inc., Biopolymer Corporation, Salvatori Ophthalmic Manufacturing Corporation, S-O Nebraska, Inc., Wolcon Labs, Inc. and Carolina Contact Lens, Inc. (collectively, the "Grantors") and Sirrom Investments, Inc., as agent pursuant to that certain Intercreditor Agreement of even date herewith by and between TDCFLP, Sirrom Investments, Inc. and the Grantors.

*4(f)                 Trademark and Patent Security Agreement dated as of May 7,
                      1997,   by  and   between   the   Registrant   and  Sirrom
                      Investments, Inc., as agent pursuant to that


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                      certain  Intercreditor  Agreement of even date herewith by and between TDCFLP, Sirrom and the Grantors.

*4(g) Stock Pledge Agreement dated as of May 7, 1997, by and between the Registrant, and Sirrom Investments, Inc., as agent pursuant to that certain Intercreditor Agreement of even date herewith by and between TDCFLP, Sirrom and the Grantors.

*4(h) Stock Purchase Warrant dated as of May 7, 1997, issued by the Registrant to Merger Investments, Inc.

4(i) First Amendment to Loan Documents dated September 30, 1997 between the Registrant and Sirrom.




*Incorporated by reference to the document indicated